<On EquiTrust Financial Services letterhead>



August 27, 2004






Dear EquiTrust Customer:


As a valued EquiTrust variable product owner, we are pleased to provide you with the semi-annual reports for the investment options offered under your EquiTrust contract(s). These reports provide an update on each portfolios performance as of June 30, 2004.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.


EquiTrust Life Insurance Company



























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